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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Avici Systems' previously filed registration statements on Form S-8 (File Nos. 333-48178 and 333-53560).


                                    Arthur Andersen LLP

Boston, Massachusetts
March 23, 2001